Full Year and 4th Quarter 2025 EARNINGS CALL February 26, 2026

2Sterling | STRL: Fourth Quarter 2025 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: the anticipated benefits of the CEC acquisition; our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; our pool of future work; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” "would," “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” "guidance," “continue,” the negative of such terms or other comparable terminology. The forward- looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, adjusted operating income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. When presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

NASDAQ: STRL | HQ: The Woodlands, TX | Employees: ~4,400
Shares Outstanding[2]:30.6M | Market Cap[2]: $14.09B
Revenue[3]: $3.13B | Adjusted EBITDA[3]: $643M
Total Backlog[1]: $3.01B | Projects Underway: ~314

STERLING,

A Leading Infrastructure Services Provider

We offer a customer-centric, market-focused portfolio of goods and services geographically positioned in the right markets


Select Projects

E-Infrastructure Solutions

Largest, highest-margin segment

Site Development and Electrical & Mechanical services for large, mission-critical projects

Markets:

- Mission-Critical Markets:
  - Data Centers
  - Next Generation Manufacturing
  - Semiconductor Fabrication
- E-Commerce Distribution Centers
- Warehousing

Transportation Solutions

Strong markets with attractive margin opportunities

Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, light rail and storm drainage systems

Markets:

- Low-bid Heavy Highway
- Alternative Delivery
- Aviation
- Rail

Building Solutions

Strong cash generation and flexible cost structure

Residential and Commercial concrete slabs, Plumbing and Surveying

Markets:

- Dallas/Fort Worth
- Houston
- Phoenix
- Oklahoma

STERLING

(1) At December 31, 2025.
(2) Shares outstanding and Market Cap as of February 24, 2026.
(3) Midpoints of Full Year 2026 Revenue and Adjusted EBITDA Guidance. See EBITDA Guidance Reconciliation in the Appendix.

Sterling | STRL: Fourth Quarter 2025 3

+18% REVENUE CAGR 2019-2025 4 R ev en ue ($ m ill io ns )* O p erating m arg in % * (4.9)% (2.0)% 2.2% 4.0% 3.4% 7.5% 7.6% 9.0% 10.4% 12.5% 16.3% E-Infrastructure Solutions Transportation Solutions Building Solutions Operating Margin 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 -1,000 -500 0 500 1,000 1,500 2,000 2,500 (6)% (4)% (2)% 0% 2% 4% 6% 8% 10% 12% 14% 16% 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform Transformation Built the Foundation for Success (*) Revenue and Operating margin from continuing operations Sterling | STRL: Fourth Quarter 2025

+44% EPS CAGR 2019-2025 5 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform Transformation Built the Foundation for Success (*) Diluted EPS from continuing operations. See Adjusted Net Income Reconciliation in the Appendix for the reconciliation of GAAP to non-GAAP measures. Sterling | STRL: Fourth Quarter 2025 D ilu te d E PS * $5.16 $7.09 $10.88 $(2.40) $(0.66) $0.10 $0.60 $1.24 $1.53 $2.11 $3.16 $4.44 $8.27 $9.38 GAAP Diluted EPS Adjusted Diluted EPS 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $(3.00) $(2.00) $(1.00) $— $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00

+ Full Year and Fourth Quarter 2025 Results Sterling | STRL: Fourth Quarter 2025 6

D ilu te d E PS * $7.09 $10.88 2024 2025 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 EB IT D A * ($ M ill io ns ) $410.9 $472.0 2024 2025 $0 $100 $200 $300 $400 $500 Re ve nu e ($ M ill io ns ) $2,115.8 $2,490.0 2024 2025 $0 $500 $1,000 $1,500 $2,000 $2,500 2025 Full Year Results Highlights A d ju st ed E B IT D A * ($ M ill io ns ) $343.8 $503.8 2024 2025 $0 $100 $200 $300 $400 $500 D ilu te d E PS $8.27 $9.38 2024 2025 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 Re ve nu e (e xc lu di ng R H B, $ M ill io ns ) $1,879.9 $2,490.0 2024 2025 $0 $500 $1,000 $1,500 $2,000 $2,500 GAAP REPORTED RESULTS All comparisons are to the prior year • Revenue, as adjusted for the Deconsolidation of RHB ($235.9 million), increased 32% year-over-year. • Gross profit margins of 23% marked a new high for Sterling. • Adjusted EPS of $10.88 increased 53% year-over-year and reached a new record. • Adjusted EBITDA grew 47% year-over-year and adjusted EBITDA margins expanded approximately 400 basis points to reach 20.2%. (*) See the Adjusted Net Income and EBITDA reconciliations in the Appendix for reconciliations of GAAP to Non- GAAP measures. Sterling | STRL: Fourth Quarter 2025 7 18% 32% 13% 15% 53% 47% Revenue EPS EBITDA ADJUSTED RESULTS

O pe ra tin g In co m e ($ M ill io ns ) $203.4 $346.0 2024 2025 $0 $100 $200 $300 $400 O pe ra tin g In co m e ($ M ill io ns ) $50.9 $77.8 2024 2025 $0 $20 $40 $60 $80 $100 O pe ra tin g In co m e ($ M ill io ns ) $53.8 $39.1 2024 2025 $0 $10 $20 $30 $40 $50 $60 Re ve nu e ($ M ill io ns ) $923.7 $1,466.8 2024 2025 $0 $300 $600 $900 $1,200 $1,500 Re ve nu e ($ M ill io ns ) $783.7 $640.7 2024 2025 $0 $200 $400 $600 $800 $1,000 Re ve nu e ($ M ill io ns ) $408.4 $382.6 2024 2025 $0 $100 $200 $300 $400 $500 2025 Full Year GAAP Segment Results Sterling | STRL: Fourth Quarter 2025 8 Transportation Solutions Building Solutions 59% E-Infrastructure Solutions 18% 6% 70% 53% 27% All comparisons are to the prior year REVENUE OPERATING INCOME E-Infrastructure Solutions • Revenue grew 59% over prior year (40% excluding CEC) • Work continues to shift toward large, mission-critical projects • GAAP operating income grew 70% Transportation Solutions • GAAP revenue decline reflects the deconsolidation of the RHB JV, which is no longer included in revenue. Demand in the core Rocky Mountain market remains strong • GAAP operating income grew 53%, reflecting a favorable project mix shift and good execution Building Solutions • Revenue declined 6% reflecting the softness in the residential housing markets • GAAP operating income declined 27%, driven by the challenging conditions in the residential housing markets

O pe ra tin g In co m e ($ M ill io ns ) $218.7 $365.4 2024 2025 $0 $50 $100 $150 $200 $250 $300 $350 $400 O pe ra tin g In co m e ($ M ill io ns ) $60.4 $46.8 2024 2025 $0 $20 $40 $60 O pe ra tin g In co m e ($ M ill io ns ) $52.6 $87.2 2024 2025 $0 $20 $40 $60 $80 $100 Re ve nu e ($ M ill io ns ) $408.4 $382.6 2024 2025 $0 $100 $200 $300 $400 $500 Re ve nu e ($ M ill io ns ) $923.7 $1,466.8 2024 2025 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Re ve nu e ($ M ill io ns ) $547.8 $640.7 2024 2025 $0 $100 $200 $300 $400 $500 $600 $700 REVENUES (EXCLUDING RHB) ADJUSTED OPERATING INCOME 2025 Full Year Adjusted Segment Results (*) See NON-GAAP Segment Information in the Appendix for reconciliations of GAAP to Non-GAAP measures. Sterling | STRL: Fourth Quarter 2025 9 59% 17% 6% 67% 66% 23% All comparisons are to the prior year, NON-GAAP Segment Information* Building Solutions E-Infrastructure Solutions • Revenue grew 59% over prior year (40% excluding CEC) • Work continues to shift toward large, mission-critical projects • Adjusted operating income grew 67% over prior year. Legacy site development margins were flat. CEC margins were in line with our expectations for the quarter. Transportation Solutions • Revenue grew 17%, as adjusted for RHB, driven by growth in the Rocky Mountain market • Adjusted operating margins expanded 400 bps to reach 13.6% Building Solutions • Revenue declined 6% reflecting the challenging conditions in the housing markets • Adjusted operating margins were 12.2%, a 260 bps decline Transportation SolutionsE-Infrastructure Solutions

A d ju st ed E B IT D A * ($ M ill io ns ) $83.4 $142.1 Q4 2024 Q4 2025 $0 $25 $50 $75 $100 $125 $150 D ilu te d E PS * $1.73 $3.08 Q4 2024 Q4 2025 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 EB IT D A * ($ M ill io ns ) $167.4 $140.6 Q4 2024 Q4 2025 $0 $25 $50 $75 $100 $125 $150 $175 D ilu te d E PS $3.64 $2.81 Q4 2024 Q4 2025 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 Re ve nu e (e xc lu di ng R H B, $ M ill io ns ) $447.6 $755.6 Q4 2024 Q4 2025 $0 $100 $200 $300 $400 $500 $600 $700 $800 Re ve nu e ($ M ill io ns ) $498.8 $755.6 Q4 2024 Q4 2025 $0 $100 $200 $300 $400 $500 $600 $700 $800 GAAP REPORTED RESULTS All comparisons are to the prior year quarter Fourth Quarter 2025 Results Highlights • Revenue, as adjusted for the Deconsolidation of RHB ($51.3 million), increased 69% year-over-year. Organic growth was 36%. • Gross profit margins of 22% marked a new high for Sterling. • Adjusted EPS of $3.08 increased 78% year-over-year and reached a new record. • Adjusted EBITDA grew 70% year-over-year and adjusted EBITDA margins expanded over 200 basis points to reach 18.8%. (*) See the Adjusted Net Income and EBITDA reconciliations in the Appendix for reconciliations of GAAP to Non- GAAP measures. Sterling | STRL: Fourth Quarter 2025 10 51% 69% 23% 16% 78% 70% Revenue EPS EBITDA ADJUSTED RESULTS

O pe ra tin g In co m e ($ M ill io ns ) $56.4 $109.0 Q4 2024 Q4 2025 $0 $25 $50 $75 $100 O pe ra tin g In co m e ($ M ill io ns ) $8.7 $16.2 Q4 2024 Q4 2025 $0 $10 $20 O pe ra tin g In co m e ($ M ill io ns ) $11.0 $6.1 Q4 2024 Q4 2025 $0 $5 $10 Re ve nu e ($ M ill io ns ) $234.0 $521.0 Q4 2024 Q4 2025 $0 $100 $200 $300 $400 $500 Re ve nu e ($ M ill io ns ) $174.7 $152.7 Q4 2024 Q4 2025 $0 $100 $200 Re ve nu e ($ M ill io ns ) $90.1 $81.9 Q4 2024 Q4 2025 $0 $25 $50 $75 $100 Fourth Quarter 2025 GAAP Segment Results Sterling | STRL: Fourth Quarter 2025 11 Transportation Solutions Building Solutions 123% E-Infrastructure Solutions 13% 9% 93% 86% 44% All comparisons are to the prior year quarter REVENUE OPERATING INCOME E-Infrastructure Solutions • Revenue grew 123% over prior year (67% excluding CEC) • Work continues to shift toward large, mission-critical projects • GAAP operating income grew 93% Transportation Solutions • GAAP revenue decline reflects the deconsolidation of the RHB JV, which is no longer included in revenue. Demand in the core Rocky Mountain market remains strong • GAAP operating income grew 86%, reflecting a favorable project mix shift and good execution Building Solutions • Revenue declined 9% reflecting the softness in the residential housing markets • GAAP operating income declined 44%, driven by the challenging conditions in the residential housing markets

Re ve nu e ($ M ill io ns ) $234.0 $521.0 Q4 2024 Q4 2025 $0 $100 $200 $300 $400 $500 Re ve nu e ($ M ill io ns ) $123.4 $152.7 Q4 2024 Q4 2025 $0 $50 $100 $150 O pe ra tin g In co m e ($ M ill io ns ) $60.3 $115.4 Q4 2024 Q4 2025 $0 $25 $50 $75 $100 $125 O pe ra tin g In co m e ($ M ill io ns ) $9.2 $18.6 Q4 2024 Q4 2025 $0 $5 $10 $15 $20 O pe ra tin g In co m e ($ M ill io ns ) $12.6 $8.1 Q4 2024 Q4 2025 $0 $10 Re ve nu e ($ M ill io ns ) $90.1 $81.9 Q4 2024 Q4 2025 $0 $20 $40 $60 $80 $100 REVENUES (EXCLUDING RHB) ADJUSTED OPERATING INCOME Fourth Quarter 2025 Adjusted Segment Results (*) See NON-GAAP Segment Information in the Appendix for reconciliations of GAAP to Non-GAAP measures. Sterling | STRL: Fourth Quarter 2025 12 123% 24% 9% 91% 103% 35% All comparisons are to the prior year quarter, NON-GAAP Segment Information* Building Solutions E-Infrastructure Solutions • Revenue grew 123% over prior year (67% excluding CEC) • Work continues to shift toward large, mission-critical projects • Adjusted operating income grew 91% over prior year. Legacy site development margins expanded significantly from prior year reflecting focus on mission critical projects. Transportation Solutions • Revenue grew 24%, as adjusted for RHB, driven by growth in the Rocky Mountain market • Adjusted operating margins expanded 480 bps to reach 12.2% Building Solutions • Revenue declined 9% reflecting the challenging conditions in the housing markets • Adjusted operating margins were 10.0% Transportation SolutionsE-Infrastructure Solutions

Sterling | STRL: Fourth Quarter 2025 13 (1) As a result of the RHB deconsolidation, Sterling no longer consolidates RHB's backlog of $426M, $417M, $467M, $488M and $491M at December 31, 2025, September 30, 2025,June 30, 2025, March 31, 2025 and December 31, 2024, respectively. B ac kl o g ($ m ill io ns ) E-Infrastructure Solutions Transportation Solutions Building Solutions RHB(1) 4Q23 1Q24 2Q24 Q324 Q424 Q125 Q225 Q325 Q425 $— $1,000 $2,000 $3,000 $4,000 Due to the deconsolidation of RHB, Sterling's reported backlog figures as of December 31, 2024 and forward no longer include RHB and are therefore not directly comparable to prior periods. BACKLOG Signed Backlog by Segment Signed backlog increased + 78% year-over-year and + 49% year-over-year excluding contributions from CEC The acquisition of CEC contributed $489 million to signed backlog and $226 million to unsigned awards at December 31, 2025

Sterling | STRL: Fourth Quarter 2025 14 (*) Backlog and Unsigned Awards from continuing operations (1) As a result of the RHB deconsolidation, Sterling no longer consolidates RHB's backlog of $426M, $417M ,$467M, $488M and $491M at December 31, 2025, September 30, 2025,June 30, 2025, March 31, 2025 and December 31, 2024, respectively. B ac kl o g a nd U ns ig ne d A w ar d s ($ m ill io ns )* Backlog Unsigned Awards RHB Backlog(1) 4Q23 1Q24 2Q24 Q324 Q424 Q125 Q225 Q325 Q425 — 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Backlog does not include BACKLOG Signed and Combined Backlog >$1 billion of future phases of work associated with current projects Due to the deconsolidation of RHB, Sterling's reported backlog figures as of December 31, 2024 and forward no longer include RHB and are therefore not directly comparable to prior periods. Strong bid activity and award visibility in early 2026

Sterling | STRL: Fourth Quarter 2025 15(1) 2018-2020 includes cash and debt from discontinued operations, 2021-2025 is continuing operations only. (in m ill io ns ) $94 $46 $66 $61 $182 $472 $664 $391 $82 $433 $369 $452 $431 $342 $316 $291 Cash and cash equivalents Total debt 2018 2019 2020 2021 2022 2023 2024 2025 $0 $100 $200 $300 $400 $500 $600 $700 Total Debt and Cash Positions (1) Balance Sheet with Significant Firepower to Support Future Growth Considerations: • We expect to pursue strategic uses of our liquidity, including acquisitions, stock repurchases, and managing leverage • 5-Year Credit Facility as of December 31, 2025: ◦ $293M Term Loan Borrowings ◦ $150M Revolving Credit Facility (Undrawn) • Net cash position as of December 31, 2025: ◦ $100M, or $3.22 per diluted share

16 Sterling, A Leading Provider of Infrastructure Services in the U.S. Sterling | STRL: Fourth Quarter 2025 Successful strategic foundation with strong, diversified platform Strong, multi-year, secular growth drivers Continued opportunity for margin expansion Robust balance sheet, free cash flow Strong historical stock performance Through high-value service and low execution risk, we are building the infrastructure foundation needed today for tomorrow's way of life

We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Sterling | STRL: Fourth Quarter 2025 17 Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy Tel: (281) 214-0795 noelle.dilts@strlco.com

+ Appendix Sterling | STRL: Fourth Quarter 2025 18

2026 Modeling Considerations(1) Sterling | STRL: Fourth Quarter 2025 19 (1) In millions except for EPS and percentages (2) See the Adjusted Net Income Guidance Reconciliation in the Appendix (3) See the EBITDA Guidance Reconciliation in the Appendix FY 2026 Expectations FY 2025 Actual Revenue $3,050 to $3,200 $2,490 Gross Margin ~23.5% 23% G&A Expense as % of Revenue (Excluding Intangible Amortization) 6.0% to 6.5% 6.2% Other Operating Income $16 to $19 $18.2 JV Non-Controlling Interest Expense ~$21 $19.6 Effective Income Tax Rate ~24.5% 24.2% Diluted EPS $11.65 to $12.25 $9.38 Adjusted Diluted EPS(2) $13.45 to $14.05 $10.88 Expected Dilutive Shares Outstanding ~31.3 30.9 EBITDA(3) $587 to $620 $472 Adjusted EBITDA(3) $626 to $659 $504 Non-Cash Items Depreciation (Includes $1.1M of RHB basis difference depreciation in each year) $60 to $63 $56.0 Intangible Amortization (Includes $7.5M of RHB basis difference amortization in each year) ~$36 $29.7 Stock-based Compensation ~$34 $24.2 Deferred Taxes $13 to $15 $13.8 Other Cash Flow Items Interest (Expense) Income, Net ($5) to ($7) $2.6 CAPEX $100 to $110 $77.3

Consolidated Results

($ in millions, except per share data)	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	% Change	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024	% Change
Revenues [1]	$755.6	$498.8	51.5%	$2,490.0	$2,115.8	17.7%
Gross Profit	164.1	106.7	53.8%	572.3	426.1	34.3%
G&A Expense	(48.6)	(32.6)		(154.8)	(118.4)	
Intangible Amortization	(7.1)	(4.2)		(22.2)	(17.0)	
Acquisition Related Costs	(0.3)	(0.2)		(8.3)	(0.4)	
Earn-out Income (Expense)	4.8	(1.8)		0.7	(4.8)	
Other Operating Income (Expense), Net	7.1	(5.7)		18.2	(20.9)	
Operating Income	120.0	62.3	92.7%	405.9	264.6	53.4%
Interest, Net	(2.5)	2.0		2.6	2.4	
Gain on Deconsolidation of Subsidiary, Net	0.0	91.3		0.0	91.3	
Income Tax Expense	(25.8)	(38.4)		(98.8)	(87.4)	
Less: Net Income Attributable to NCI	(4.1)	(4.0)		(19.6)	(13.5)	
Net Income	$87.6	$113.2		$290.2	$257.5	
Diluted EPS	$ 2.81	$ 3.64	(22.8)%	$ 9.38	$ 8.27	13.4%
EBITDA [2]	$ 140.6	$ 167.4	(16.0)%	$ 472.0	$ 410.9	14.9%

(1) Due to the deconsolidation of RHB on December 31, 2024, RHB's revenue is no longer included in Sterling's consolidated revenue in 2025. For the three months ended December 31, 2024, RHB had revenue of $51.3 million included within Revenues. For the twelve months ended December 31, 2024, RHB had revenue of $235.9 million included within Revenues.
(2) See the EBITDA reconciliation in the Appendix for a reconciliation of GAAP to Non-GAAP measures.

STERLING

Sterling | STRL: Fourth Quarter 2025 20

Consolidated Results
(2024 period reflects the deconsolidation of RHB)

	Three Months Ended December 31,			Twelve Months Ended December 31,		
($ in millions)	2025	2024 [(1)]	% Change	2025	2024 [(2)]	% Change
Revenues	$ 755.6	$ 447.6	68.8 %	$2,490.0	$1,879.9	32.5 %
Gross Profit	164.1	94.6	73.5 %	572.3	380.9	50.2 %
G&A Expense	(48.6)	(31.9)		(154.8)	(114.9)	
Intangible Amortization	(7.1)	(4.2)		(22.2)	(17.0)	
Acquisition Related Costs	(0.3)	(0.2)		(8.3)	(0.4)	
Earn-out Income (Expense)	4.8	(1.8)		0.7	(4.8)	
Other Operating Income, Net	7.1	5.7		18.2	20.9	
Operating Income	$ 120.0	$ 62.3	92.6 %	$405.9	$264.6	53.4 %

(1) Due to the deconsolidation of RHB on December 31, 2024, for comparison purposes, the three months ended December 31, 2024 excludes $51.3 million of RHB Revenues, $12.1 million of RHB Gross Profit, and $0.7 million of RHB G&A Expense, and replaces $5.7 million of RHB Other Operating Expense with Sterling's portion of Other Operating Income.

(2) Due to the deconsolidation of RHB on December 31, 2024, for comparison purposes, the twelve months ended December 31, 2024 excludes $235.9 million of RHB Revenues, $45.2 million of RHB Gross Profit, and $3.5 million of RHB G&A Expense, and replaces $20.9 million of RHB Other Operating Expense with Sterling's portion of Other Operating Income.

STERLING

Sterling | STRL: Fourth Quarter 2025 21

Three Months Ended December 31, Twelve Months Ended December 31 ($ in thousands) 2025 % of Revenue 2024 % of Revenue 2025 % of Revenue 2024 % of Revenue Revenues E-Infrastructure Solutions $ 521,002 69% $ 234,041 47% $ 1,466,777 59% $ 923,728 44% Transportation Solutions 152,726 20% 174,664 35% 640,674 26% 783,659 37% Building Solutions 81,885 11% 90,128 18% 382,598 15% 408,369 19% Total Revenues $ 755,613 $ 498,833 $ 2,490,049 $ 2,115,756 Operating Income E-Infrastructure Solutions $109,018 20.9% 56,437 24.1% $346,041 23.6% $203,359 22.0% Transportation Solutions 16,205 10.6% 8,715 5.0% 77,810 12.1% 50,869 6.5% Building Solutions 6,108 7.5% 11,002 12.2% 39,067 10.2% 53,839 13.2% Segment Operating Income 131,331 17.4% 76,154 15.3% 462,918 18.6% 308,067 14.6% Corporate G&A Expense (15,820) (11,915) (49,406) (38,268) Acquisition Related Costs (304) (212) (8,327) (421) Earn-out Expense 4,760 (1,756) 731 (4,756) Total Operating Income $119,967 15.9% 62,271 12.5% $405,916 16.3% $264,622 12.5% Segment Information Sterling | STRL: Fourth Quarter 2025 22

NON-GAAP Segment Information

($ in thousands, Unaudited)	Three Months Ended December 31, 2025	% of Revenue	2024	% of Revenue	Twelve Months Ended December 31, 2025	% of Revenue	2024	% of Revenue
Revenues (Excluding RHB)								
E-Infrastructure Solutions	$ 521,002	69%	$ 234,041	52%	$1,466,777	59%	$ 923,728	49%
Transportation Solutions	152,726	20%	123,387	28%	640,674	26%	547,783	29%
Building Solutions	81,885	11%	90,128	20%	382,598	15%	408,369	22%
Total Revenues (Excluding RHB) (1)	$ 755,613		$ 447,556		$2,490,049		$1,879,880	
Adjusted Operating Income								
E-Infrastructure Solutions	$ 115,409	22.2%	$ 60,316	25.8%	$ 365,407	24.9%	$ 218,746	23.7%
Transportation Solutions	18,629	12.2%	9,180	7.4%	87,157	13.6%	52,636	9.6%
Building Solutions	8,148	10.0%	12,632	14.0%	46,773	12.2%	60,386	14.8%
Adjusted Segment Operating Income	142,186	18.8%	82,128	18.4%	499,337	20.1%	331,768	17.6%
Corporate G&A Expense	(11,750)		(8,459)		(31,971)		(25,929)	
Total Adjusted Operating Income (2)	$ 130,436	17.3%	$ 73,669	16.5%	$ 467,366	18.8%	$ 305,839	16.3%

(1) Due to the deconsolidation of RHB on December 31, 2024, beginning on January 1, 2025, the Company reports RHB's operating income as a single line item ("Other operating income (expense), net") in the Consolidated Statements of Operations. RHB's revenue is no longer included in Sterling's consolidated revenue in 2025. For the three and twelve months ended December 31, 2024, total GAAP revenue of $498,833 and $2,115,756, respectively, have been adjusted to exclude $51,277 and $235,876, respectively, of RHB revenue.

(2) The Company defines adjusted operating income as GAAP operating income excluding the impact of non-cash stock-based compensation, intangible asset amortization, acquisition related costs, and earn-out expense. For the three months ended December 31, 2025, GAAP operating income of $119,967 is adjusted to exclude $5,940 of non-cash stock-based compensation, $8,985 of intangible asset amortization (including $1,871 related to the basis difference of RHB), $304 of acquisition related costs, and $4,760 of earn-out expense.

For the twelve months ended December 31, 2025, GAAP operating income of $405,916 is adjusted to exclude $24,181 of non-cash stock-based compensation, $29,673 of intangible asset amortization (including $7,485 related to the basis difference of RHB), $8,327 of acquisition related costs, and $731 of earn-out expense.

For the three months ended December 31, 2024, GAAP operating income of $62,271 is adjusted to exclude $5,250 of non-cash stock-based compensation, $4,180 of intangible asset amortization, $212 of acquisition related costs, and $1,756 of earn-out expense.

For the twelve months ended December 31, 2024, GAAP operating income of $264,622 is adjusted to exclude $19,003 of non-cash stock-based compensation, $17,037 of intangible asset amortization, $421 of acquisition related costs, and $4,756 of earn-out expense.

STERLING

Sterling | STRL: Fourth Quarter 2025 23

Adjusted Net Income Reconciliation

($ in thousands, Unaudited)	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Net income attributable to Sterling common stockholders	$ 87,597	$ 113,213	$ 290,153	$ 257,461
Gain on deconsolidation of subsidiary, net	–	(91,289)	–	(91,289)
Non-cash stock-based compensation	5,940	5,250	24,181	19,003
Intangible asset amortization[1]	8,985	4,180	29,673	17,037
Acquisition related costs	304	212	8,327	421
Earn-out (income) expense	(4,760)	1,756	(731)	4,756
Tax impact of adjustments	(2,074)	20,559	(14,856)	13,356
Adjusted net income attributable to Sterling common stockholders[2]	$ 95,992	$ 53,881	$ 336,747	$ 220,745
Net income per share attributable to Sterling common stockholders:				
Basic	$ 2.85	$ 3.69	$ 9.50	$ 8.35
Diluted	$ 2.81	$ 3.64	$ 9.38	$ 8.27
Adjusted net income per share attributable to Sterling common stockholders:				
Basic	$ 3.13	$ 1.76	$ 11.03	$ 7.16
Diluted	$ 3.08	$ 1.73	$ 10.88	$ 7.09
Weighted average common shares outstanding:				
Basic	30,696	30,696	30,542	30,830
Diluted	31,161	31,121	30,947	31,146

STERLING

(1) For the three and twelve months ended December 31, 2025, intangible asset amortization includes $1,871 and $7,485, respectively related to the basis difference recognized in the deconsolidation of RHB on December 31, 2024.

(2) The Company defines adjusted net income attributable to Sterling common stockholders as GAAP net income attributable to Sterling common stockholders excluding the net gain on deconsolidation of subsidiary, non-cash stock-based compensation, intangible asset amortization, acquisition related costs, earn-out (income) expense, and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's annual effective tax rate, unless the nature of the item requires application of a specific tax rate.

Sterling | STRL: Fourth Quarter 2025 24

EBITDA Reconciliation

($ in thousands, Unaudited)	Three Months Ended December 31, 2025	Three Months Ended December 31, 2024	Twelve Months Ended December 31, 2025	Twelve Months Ended December 31, 2024
Net income attributable to Sterling common stockholders	$ 87,597	$ 113,213	$ 290,153	$ 257,461
Depreciation and amortization[1]	24,735	17,864	85,700	68,410
Interest expense (income), net	2,477	(2,032)	(2,561)	(2,367)
Income tax expense	25,793	38,400	98,752	87,360
EBITDA [2]	140,602	167,445	472,044	410,864
Gain on deconsolidation of subsidiary, net	–	(91,289)	–	(91,289)
Non-cash stock-based compensation	5,940	5,250	24,181	19,003
Acquisition related costs	304	212	8,327	421
Earn-out (income) expense	(4,760)	1,756	(731)	4,756
Adjusted EBITDA [3]	$ 142,086	$ 83,374	$ 503,821	$ 343,755

(1) For the three and twelve months ended December 31, 2025, depreciation and amortization includes $1,871 and $7,485, respectively, of intangible asset amortization and $276 and $1,101, respectively, of depreciation expense related to the basis difference recognized in the deconsolidation of RHB on December 31, 2024.

(2) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest income/expense and income tax expense.

(3) The Company defines adjusted EBITDA as EBITDA excluding the impact of the net gain on deconsolidation of subsidiary, non-cash stock-based compensation, acquisition related costs, and earn-out (income) expense.

STERLING

Sterling | STRL: Fourth Quarter 2025 25

Adjusted Net Income Guidance Reconciliation

($ in thousands, Unaudited)	Full Year 2026 Guidance Low	Full Year 2026 Guidance High	Full Year 2025 Actual	Full Year 2024 Actual	Full Year 2023 Actual
Net income attributable to Sterling common stockholders	$ 365,000	$ 384,000	$ 290,153	$ 257,461	$ 138,655
Gain on deconsolidation of subsidiary, net	–	–	–	(91,289)	–
Non-cash stock-based compensation	34,000	34,000	24,181	19,003	14,622
Intangible asset amortization [1]	36,000	36,000	29,673	17,037	15,226
Acquisition related costs	–	–	8,327	421	873
Earn-out expense (income)	5,000	5,000	(731)	4,756	(669)
Income tax impact of adjustments	(18,000)	(18,000)	(14,856)	13,356	(7,531)
Adjusted net income attributable to Sterling common stockholders [2]	$ 422,000	$ 441,000	$ 336,747	$ 220,745	$ 161,176
Net income per share attributable to Sterling common stockholders:					
Diluted	$ 11.65	$ 12.25	$ 9.38	$ 8.27	$ 4.44
Adjusted net income per share attributable to Sterling common stockholders:					
Diluted	$ 13.45	$ 14.05	$ 10.88	$ 7.09	$ 5.16
Weighted average common shares outstanding:					
Diluted (Approximate for 2026)	31,300	31,300	30,947	31,146	31,208

STERLING

(1) Full year 2026 guidance includes intangible asset amortization of approximately $7,500 related to the basis difference recognized in the deconsolidation of RHB on December 31, 2024.

(2) The Company defines adjusted net income attributable to Sterling common stockholders as GAAP net income attributable to Sterling common stockholders excluding the impact of the net gain on deconsolidation of subsidiary, non-cash stock-based compensation, intangible asset amortization, acquisition related costs, earn-out expense, and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's quarterly and annual effective tax rate, as applicable, unless the nature of the item requires application of a specific tax rate.

Sterling | STRL: Fourth Quarter 2025 26

Sterling | STRL: Fourth Quarter 2025 27 (1) Full year 2026 guidance and full year 2025 actual include depreciation and intangible asset amortization of approximately $1.1 million and $7.5 million, respectively, related to the basis difference recognized in the deconsolidation of RHB on December 31, 2024. (2) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest, and income tax expense. (3) The Company defines adjusted EBITDA as EBITDA excluding the impact of the net gain on deconsolidation of subsidiary, non-cash stock-based compensation, acquisition related costs and earn-out expense. Full Year 2026 Guidance Full Year 2025 ($ in millions, Unaudited) Low High Actual Net income attributable to Sterling common stockholders $ 365 $ 384 $ 290 Depreciation and amortization(1) 96 99 86 Interest expense (income), net 5 7 (3) Income tax expense 121 130 99 EBITDA (2) 587 620 472 Non-cash stock-based compensation 34 34 24 Acquisition related costs — — 8 Earn-out expense (income) 5 5 (1) Adjusted EBITDA(3) $ 626 $ 659 $ 504 EBITDA Guidance Reconciliation

Sterling | STRL: Fourth Quarter 2025 28 Remaining Performance Obligations (RPOs)(1) ($ in millions) December 31, 2025 December 31, 2024 E-Infrastructure Solutions RPOs $ 1,843.5 $ 1,032.1 Transportation Solutions RPOs 1,124.4 622.1 Building Solutions RPOs - Commercial 43.0 39.0 Total RPOs $ 3,010.9 $ 1,693.2 (1) Our remaining performance obligations do not differ from what we refer to as “Backlog,” and represent the amount of revenues we expect to recognize in the future from our contract commitments on projects.

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